UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2008

TUMBLEWEED COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-26223	94-3336053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Seaport Blvd., Suite 400, South Bldg. Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (650) 216-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On August 8, 2008, at a special meeting the stockholders of Tumbleweed Communications Corp. (the "Company") approved and adopted the Agreement and Plan of Merger, dated June 5, 2008, by and between the Company and Axway Inc., an indirect wholly owned subsidiary of Sopra Group SA, by the requisite vote required under the General Corporation Law of the State of Delaware.  A copy of the press release issued by the Company announcing the approval of the merger by the stockholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
99.1	Press Release of Tumbleweed Communications Corp., dated August 8, 2008, entitled "Tumbleweed Stockholders Approve Merger with Axway Inc."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUMBLEWEED COMMUNICATIONS CORP.

	By:	Bernard J. Cassidy
	Name:	Bernard J. Cassidy
	Title:	Senior Vice President and General Counsel

Date: August 8, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Tumbleweed Communications Corp., dated August 8, 2008, entitled "Tumbleweed Stockholders Approve Merger with Axway Inc."